UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05554
Morgan Stanley California Tax-Free Daily Income Trust
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)   (Zip code)
Ronald E. Robison
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2008
Date of reporting period: June 30, 2008
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley California Tax-Free Daily Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2008

Market Conditions

The turmoil arising from the subprime mortgage sector that surfaced during the latter half of 2007 continued through the first half of 2008, and included a deepening housing slump, a breakdown in mortgage markets, tighter credit, more volatile financial markets, and rising energy prices. The effects of the widening crisis were felt by the full range of financial institutions and the functioning of the credit markets continued to be impaired. The declining housing market contributed to increasing pressure on state and local government budgets. In California, where the housing slump has been deeper than the vast majority of other states, single-family housing permits in the third quarter of 2007 were only about one-third of their level in the third quarter of 2005, while existing home sales were roughly half of their level of two years ago.

Money market funds continued to witness steady cash inflows spurred in large part by investor flight from other markets. At the same time, money fund managers were faced with the need to reinvest proceeds from the sale of securities backed by monoline insurers that no longer met credit quality thresholds. As a result, the market struggled with excess demand that could not be met by available supply. The Securities Industry and Financial Markets Association (“SIFMA”) Index, the benchmark for weekly variable-rate securities, moved from a yield of 3.42 percent at the end of December to 1.55 percent at the end of June, reflecting strong demand for the securities. Similarly, the Bond Buyer One Year Note Index fell 122 basis points from 2.91 percent to 1.69 percent over the course of the first half of the year.

Performance Analysis

As of June 30, 2008, Morgan Stanley California Tax-Free Daily Income Trust had net assets of approximately $238 million and an average portfolio maturity of 34 days. For the six-month period ended June 30, 2008, the Fund provided a total return of 0.82 percent. For the seven-day period ended June 30, 2008, the Fund provided an effective annualized yield of 1.03 percent and a current yield of 1.03 percent, while its 30-day moving average yield for June was also 1.03 percent. Past performance is no guarantee of future results.

Given the unsettling events and uncertain market conditions during the reporting period, daily and weekly variable-rate securities remained the dominant investments in the Fund’s portfolio. In the latter months of the period, however, prospects for declining short-term interest rates led us to seek opportunities to lock in attractive yields through investments in longer-term fixed-rate instruments. We selectively added to holdings in notes in the six-to-12 month range and commercial paper in the 30-to-90 day range.

Growing evidence of a softening economy called for a strong focus on credit review and analysis. We continued to maintain our ongoing efforts to protect the safety and liquidity of the Fund’s assets, taking additional steps to reduce or eliminate exposure to institutions under stress. Over the past three quarters, we have identified and eliminated any securities enhanced by the troubled monoline insurers that do not have the benefit of additional guarantees or protection, such as the presence of an irrevocable

Letter of Credit. Additionally, the Fund did not have any exposure to auction rate securities. We will also continue to monitor the implications of the slowing economy on municipal government balance sheets.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/08
Variable Rate Municipal Obligations	79.9%
Tax-Exempt Commercial Paper	8.2
Municipal Notes & Bonds	6.0
U.S. Government Agency – Discount Notes	4.0
Investment Company	1.9

MATURITY SCHEDULE as of 06/30/08
1–30 Days	85.2%
31–60 Days	3.2
61–90 Days	2.0
91–120 Days	3.0
121+ Days	6.6

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its net assets in high quality, short-term securities that are municipal obligations that pay interest exempt from federal and California income taxes. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund’s share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings

(as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/08 – 06/30/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/08 –
	01/01/08	06/30/08	06/30/08
Actual (0.82% return)	$1,000.00	$1,008.20	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.83	$3.07

@	Expenses are equal to the Fund’s annualized expense ratio of 0.61% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.74%.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board noted that the Fund is managed more conservatively than its peers in the performance peer group, which may result in periods of underperformance compared to the performance peer group. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rate charged by the Adviser to another proprietary fund it manages with an investment strategy comparable to the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board noted that the management fee rate was lower and the total expense ratio was higher but close to the expense peer group average. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and the 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley California Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2008 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE

	California Tax-Exempt Short-Term Variable Rate Municipal Obligations (83.7%)
	ABAG Finance Authority for Nonprofit Corporations,
$2,240	Elder Care Alliance of San Francisco Ser 2006 A	1.33%	07/08/08	$2,240,000
8,935	Eskaton Village-Roseville Ser 2006	1.50	07/08/08	8,935,000
8,000	The Thacher School Ser 2004	1.55	07/08/08	8,000,000
	Austin Trust,
2,865	Los Angeles Unified School District Ser 2007 A-1 Custody Receipts Ser 2008-1070 (MBIA Insd)	1.60	07/08/08	2,865,000
1,000	Metropolitan Water District of Southern California Ser 2007 A Custody Receipts Ser 2008-1062	1.56	07/08/08	1,000,000
4,375	Metropolitan Water District of Southern California Waterworks Ser 2007 A Custody Receipts Ser 2008-1087	1.56	07/08/08	4,375,000
7,200	Azusa Unified School District, Ser 2004 COPs (FSA Insd)	1.80	07/08/08	7,200,000
3,400	Bay Area Toll Authority, San Francisco Bay Area Toll Bridge 2006 Ser F PUTTERS Ser 2866	1.55	07/08/08	3,400,000
	California,
1,000	Economic Recovery Ser 2004 C-3	2.16	07/01/08	1,000,000
3,240	Economic Recovery Ser 2004 C-11	1.05	07/08/08	3,240,000
	California Department of Water Resources,
5,000	Power Supply Ser 2002 C Subser C-7 (FSA Insd)	1.30	07/08/08	5,000,000
2,500	Power Supply Ser 2005 F Subser F-4	1.45	07/01/08	2,500,000
2,200	Power Supply Ser 2005 G Subser G-5 (FSA Insd)	1.32	07/08/08	2,200,000
	California Health Facilities Financing Authority,
1,700	Catholic Healthcare West Ser 2008 D	1.28	07/08/08	1,700,000
5,500	Kaiser Permanente Ser 2006 C	1.33	07/08/08	5,500,000
5,300	Stanford Hospital Ser 2008 B-2	1.15	07/08/08	5,300,000
	California Infrastructure & Economic Development Bank,
6,200	Los Angeles SPCA Ser 2002 A	1.50	07/08/08	6,200,000
7,700	SRI International Ser 2003 A	1.30	07/08/08	7,700,000
	California Statewide Communities Development Authority,
8,700	Azusa Pacific University Ser 2007	1.52	07/08/08	8,700,000
1,100	Chabad of California Ser 2004	1.31	07/08/08	1,100,000
4,500	Kaiser Permanente Ser 2004 J & L	1.33	07/08/08	4,500,000
1,500	Kaiser Permanente Ser 2008 C	1.95	05/28/09	1,500,000
1,700	National Center for International Schools Ser 2006 A	1.45	07/08/08	1,700,000
8,600	SWEEP Loan Program Ser 2007 A	1.29	07/08/08	8,600,000
4,100	University of San Diego Ser 2005	1.52	07/08/08	4,100,000
6,800	Western University of Health Sciences Ser 2007 A	1.40	07/08/08	6,800,000
4,600	Castaic Lake Water Agency, Ser 1994 A COPs	1.28	07/08/08	4,600,000
3,400	Central Basin Municipal Water District, Central Basin Ser 2008 A COPs	1.28	07/08/08	3,400,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE

	East Bay Municipal Utility District,
$4,985	Water System Sub Refg Ser 2008 C-3	1.25%	07/08/08	$4,985,000
400	Water System Sub Refg Ser 2008 C-5	1.05	07/08/08	400,000
3,000	Grant Joint Union High School District, School Facility Bridge Funding Ser 2005 COPs (FSA Insd)	1.70	07/08/08	3,000,000
2,100	Hillsborough, Water & Sewer System Ser 2003 A COPs	1.28	07/08/08	2,100,000
1,800	Irvine Ranch Water District, Ser 2008 COPs	2.90	07/01/08	1,800,000
1,400	Los Angeles, Wastewater System Sub Ser 2008 A	1.23	07/08/08	1,400,000
3,670	Los Angeles County Metropolitan Transportation Authority, Prop C Sales Tax Ser 2004-A ROCs II-R Ser 12037 (MBIA Insd)	1.82	07/08/08	3,670,000
3,380	MACON Trust, Irvine Unified School District Community Facilities District No 06-1 Ser 2007 B Variable Ser 2007-317	1.62	07/08/08	3,380,000
	Metropolitan Water District of Southern California,
2,100	Waterworks 2000 Ser B-2	1.60	07/08/08	2,100,000
1,595	Waterworks 2003 Ser C-3	1.22	07/08/08	1,595,000
1,000	Modesto, Water Ser 2008 A COPs (AGC Insd)	1.35	07/08/08	1,000,000
5,300	Mountain View, Villa Mariposa Multifamily 1985 Ser A	1.40	07/08/08	5,300,000
4,990	Paramount Unified School District, School Bridge Funding Ser 2001 COPs	1.80	07/08/08	4,990,000
4,500	Pasadena, Ser 2008 COPs	1.35	07/08/08	4,500,000
4,925	Pittsburg Public Financing Authority, Water Ser 2008	1.35	07/08/08	4,925,000
2,000	Pomona Redevelopment Agency, Park & Plaza Apartments Ser 1998 A	1.35	07/08/08	2,000,000
4,200	Riverside Unified School District, Ser 2008 C ROCs II-R Ser 9224 (AGC Insd)	1.64	07/08/08	4,200,000
900	San Bernardino County Housing Authority, Multifamily Raintree Apartments Ser 2005 A	1.31	07/08/08	900,000
1,100	San Diego County Regional Transportation Commission, Sales Tax 2008 Ser B	1.20	07/08/08	1,100,000
1,220	San Jose Redevelopment Agency, Merged Area 1996 Ser B	1.20	07/08/08	1,220,000
1,535	Southern California Public Power Authority, Transmission 1991 Refg Ser	1.32	07/08/08	1,535,000
3,000	Torrance, Little Company of Mary Hospital-Torrance Memorial Medical Center Ser 1992	1.50	07/08/08	3,000,000
4,300	West Hills Community College District, Ser 2008 COPs	1.50	07/08/08	4,300,000
10,945	Whittier, Whittier College Ser 2004	1.63	07/08/08	10,945,000
	Yosemite Community College District,
1,100	Election 2004 Ser C ROCs II-R Ser 11385 (FSA Insd)	1.55	07/08/08	1,100,000
1,500	Election 2004 Ser C ROCs II-R Ser 12225 (FSA Insd)	1.55	07/08/08	1,500,000

	Total California Tax-Exempt Short-Term Variable Rate Municipal Obligations (Cost $200,300,000)			200,300,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2008 (unaudited) continued

PRINCIPAL				MATURITY
AMOUNT IN		COUPON	MATURITY	ON DATE OF
THOUSANDS		RATE	DATE	PURCHASE	VALUE

	California Tax-Exempt Commercial Paper (8.6%)
$2,000	Los Angeles Department of Water & Power, Power System	1.63%	09/10/08	1.63%	$2,000,000
5,000	San Diego County Water Authority, Ser 1	1.75	08/11/08	1.75	5,000,000
2,000	San Diego County Water Authority, Ser 3	1.50	10/08/08	1.50	2,000,000
1,500	San Diego County Water Authority, Ser 3	1.55	10/08/08	1.55	1,500,000
4,000	San Francisco County Transportation Authority, 2004 Ser A	1.60	10/06/08	1.60	4,000,000
3,000	San Joaquin County Transportation Authority, Sales Tax Ser 1997	1.63	09/10/08	1.63	3,000,000
3,000	Turlock Irrigation District, Sub Ser 2006 A	0.70	08/12/08	0.70	3,000,000

	Total California Tax-Exempt Commercial Paper (Cost $20,500,000)				20,500,000

	California Tax-Exempt Short-Term Municipal Notes (6.3%)
3,000	California School Cash Reserve Program Authority, 2008-2009 Ser A COPs TRANs, dtd 07/01/08 (WI)	3.00	07/06/09	1.65	3,040,530
4,000	Fresno County, Ser 2008 TRANs, dtd 07/01/08 (WI)	3.00	06/30/09	1.63	4,053,760
5,000	Los Angeles County, 2008-2009 Ser A TRANs, dtd 07/01/08 (WI)	3.00	06/30/09	1.58	5,069,700
3,000	Los Angeles Unified School District, Ser 2007 A TRANs, dtd 12/11/07	4.00	12/29/08	3.18	3,011,921

	Total California Tax-Exempt Short-Term Municipal Notes (Cost $15,175,911)				15,175,911

	U.S. Government Agencies – Discount Notes (4.2%)
10,000	Federal Home Loan Banks (Cost $10,000,000)	1.80	07/01/08		10,000,000

NUMBER OF
SHARES (000)
	Investment Company (c) (2.0%)
4,800	Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class (Cost $4,800,000)		4,800,000

	Total Investments (Cost $250,775,911) (d) (e)	104.8%	250,775,911
	Liabilities in Excess of Other Assets	(4.8)	(11,576,480)

	Net Assets	100.0%	$239,199,431

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2008 (unaudited) continued

COPs	Certificates of Participation.
PUTTERs	Puttable Tax-Exempt Receipts.
ROCs	Reset Option Certificates.
TRANs	Tax and Revenue Anticipation Notes.
WI	Security purchased on a when-issued basis.
(a)	Rate shown is the rate in effect at June 30, 2008.
(b)	Date on which the principal amount can be recovered through demand.
(c)	See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class.
(d)	Securities have been designated as collateral in an amount equal to $12,163,990 in connection with the purchase of when-issued securities.
(e)	Cost is the same for federal income tax purposes.

Bond Insurance:
AGC	Assured Guaranty Corporation.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Financial Statements

Statement of Assets and Liabilities
June 30, 2008 (unaudited)

Assets:
Investments in securities, at value (cost $245,975,911)	$245,975,911
Investment in affiliate, at value (cost $4,800,000)	4,800,000
Cash	84,205
Receivable for:
Interest	428,054
Transfer agent fee	45,381
Prepaid expenses and other assets	22,127

Total Assets	251,355,678

Liabilities:
Payable for:
Investments purchased	12,163,990
Shares of beneficial interest redeemed	817,402
Investment advisory fee	39,004
Distribution fee	21,031
Administration fee	10,515
Accrued expenses and other payables	104,305

Total Liabilities	13,156,247

Net Assets	$238,199,431

Composition of Net Assets:
Paid-in-capital	$238,196,919
Accumulated undistributed net investment income	2,065
Accumulated undistributed net realized gain	447

Net Assets	$238,199,431

Net Asset Value Per Share 238,177,038 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2008 (unaudited)

Net Investment Income:
Income
Interest	$2,496,834
Dividends from affiliate	16,218

Total Income	2,513,052

Expenses
Investment advisory fee	512,081
Distribution fee	112,501
Transfer agent fees and expenses	87,019
Administration fee	56,898
Registration fees	10,236
Shareholder reports and notices	14,384
Professional fees	23,270
Custodian fees	9,871
Trustees’ fees and expenses	4,787
Other	15,583

Total Expenses	846,630
Less: amounts waived	(153,887)
Less: expense offset	(9,373)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(635)

Net Expenses	682,735

Net Investment Income	1,830,317
Net Realized Gain	541

Net Increase	$1,830,858

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2008	DECEMBER 31, 2007
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,830,317	$6,276,598
Net realized gain	541	11,921

Net Increase	1,830,858	6,288,519
Dividends to shareholders from net investment income	(1,830,309)	(6,276,426)
Net increase (decrease) from transactions in shares of beneficial interest	41,787,894	(3,125,838)

Net Increase (Decrease)	41,788,443	(3,113,745)

Net Assets:
Beginning of period	196,410,988	199,524,733

End of Period (Including accumulated undistributed net investment income of $2,065 and $2,057, respectively)	$238,199,431	$196,410,988

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2008 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley California Tax-Free Daily Income Trust (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on June 27, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2008 (Unaudited) continued

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund’s net assets determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Investment Adviser has voluntarily agreed to cap the Fund’s operating expenses by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. Such voluntary waivers may be terminated at any time without notice.

3. Shareholder Service Plan
Pursuant to a Shareholder Service Plan (the “Plan”), the Fund may pay the Distributor as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2008, the distribution fee was accrued at the annual rate of 0.10%.

Morgan Stanley California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2008 (Unaudited) continued

4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class, an open-end management investment company managed by the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class. For the six months ended June 30, 2008, advisory fees paid were reduced by $635 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $16,218 for the six months ended June 30, 2008. For the six months ended June 30, 2008, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class aggregated $39,900,000 and $35,100,000 respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2008, aggregated $1,033,074,607 and $981,501,541, respectively. Included in the aforementioned transactions are purchases and sales of $8,200,000 and $26,200,000, respectively, with other Morgan Stanley Funds.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2008, included in Trustees’ fees and expenses in the Statement of Operations amounted to $2,952. At June 30, 2008, the Fund had an accrued pension liability of $59,139, which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2008 (Unaudited) continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2008	DECEMBER 31, 2007
	(unaudited)

Shares sold	253,013,466	454,248,674
Shares issued in reinvestment of dividends	1,814,405	6,273,199

	254,827,871	460,521,873
Shares redeemed	(213,039,977)	(463,647,711)

Net increase (decrease) in shares outstanding	41,787,894	(3,125,838)

6. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian.

7. Fair Valuation Measurements
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Morgan Stanley California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2008 (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried At value:

FAIR VALUE MEASUREMENTS AT JUNE 30, 2008 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$250,775,911	$4,800,000	$245,975,911	—

8. Accounting Pronouncement
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

Morgan Stanley California Tax-Free Daily Income Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2008		2007		2006		2005		2004		2003
	(unaudited)

Selected Per Share Data:

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Net income from investment operations	0.008		0.030		0.028		0.018		0.006		0.003
Less dividends from net investment income	(0.008)		(0.030)		(0.028)		(0.018)		(0.006)		(0.003)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return	0.82	%(1)	3.05%		2.80%		1.80%		0.58%		0.33%

Ratios to Average Net Assets:
Total expenses (before expense offset)	0.61	%(2)(3)(4)(5)	0.61	%(4)(5)	0.61	%(4)(5)	0.61	%(4)(5)	0.64	%(5)	0.70	%(4)
Net investment income	1.60	%(2)(3)(4)(5)	2.99	%(4)(5)	2.77	%(4)(5)	1.77	%(4)(5)	0.55	%(5)	0.33	%(4)

Supplemental Data:
Net assets, end of period, in thousands	$238,199		$196,411		$199,525		$171,498		$195,569		$249,496

(1)	Not annualized.
(2)	Annualized.
(3)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio – Institutional Class during the period. As a result of such rebate, the expenses as a percentage of it net assets had an effect of less than 0.005%.
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
June 30, 2008	0.74%	1.47%
December 31, 2007	0.73	2.87
December 31, 2006	0.73	2.65
December 31, 2005	0.74	1.64
December 31, 2004	0.72	0.47

See Notes to Financial Statements

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c) 2008 Morgan Stanley

INVESTMENT MANAGEMENT Morgan Stanley California Tax-Free Daily Income Trust

DSCSAN
IU08-04379P-Y06/08

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of
EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley California Tax-Free Daily Income Trust
/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 15, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 15, 2008
/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2008

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